UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

 The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026

Global Innovative Platforms Inc.

 (Exact name of registrant as specified in its charter)

Delaware	000-56235	85-3816149
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

570 Lexington Green Lane, Sanford, Florida 32771

 (Address of principal executive office)

321-230-3739

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2026, the Board of Directors (the “Board”) of Global Innovative Platforms Inc. (the “Company”) appointed the following individuals to serve as directors of the Company, effective immediately:

•Elyssa Jacob Campbell Ms. Campbell has served as Chief Executive Officer of Animal Diagnostics and Research Solutions, Inc. since May 2025. She has also served as an Assistant Research Scientist at the University of Georgia since December 2025 and previously as Laboratory Manager at the University of Georgia from March 2019 to November 2025. Her background includes extensive experience in animal health research, laboratory management, and diagnostic development, which aligns with the Company’s focus on innovative breath-based diagnostics for animal health.

•James C. Jones Mr. Jones has served as an Attorney at the Law Offices of James C. Jones since January 2021. His professional experience includes legal practice, which may provide governance and compliance perspectives to the Board.

•Anthony (Tony) Porter Mr. Porter has served as Managing Director of Bluestar360, LLC since March 2023 and as Board Advisor to World Wealth Act since May 2025. Previously, he held senior roles at Universal Health Services, including Senior Divisional Director from December 2013 to March 2023 and Director of Business Development from January 2008 to December 2013, as well as Corporate Director at Methodist LeBonheur Healthcare from February 2006 to December 2007. His experience spans healthcare operations, business development, and advisory roles.

•David Mauer Mr. Mauer has served as President of University Place Partners since 2010 and as Board Member and Vice President of 40-50 Tenants Corporation since 2005. His background includes leadership in partnership management and board service.

There are no family relationships among any of the newly appointed directors and any other directors or executive officers of the Company. There are no arrangements or understandings between any of the newly appointed directors and any other person pursuant to which such director was appointed. There have been no transactions since the beginning of the Company’s last fiscal year, nor are there any proposed transactions, in which the Company was or is to be a participant and in which any of the newly appointed directors (or any immediate family member) had or will have a direct or indirect material interest that would require disclosure under Item 404(a) of Regulation S-K.

The Company will provide information regarding any committee appointments or compensation arrangements for these directors in a subsequent filing if and when determined.

EXHIBITS

Exhibit 99.1 - Written Consent of The Sole Director of Global Innovative Platforms Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

May 20, 2026	Global Innovative Platforms Inc.

/s/ Andrew Brown
Name: Andrew Brown
Title: Chief Executive Officer and Chief Financial Officer